U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 18, 2009
AMB PROPERTY CORPORATION
(Exact name of registrant as specified in its charter)

Maryland	001-13545	94-3281941

(State or other jurisdiction of	(Commission file number)	(I.R.S. employer identification
incorporation)		number)
Pier 1, Bay 1, San Francisco, California 94111
(Address of principal executive offices) (Zip code)
415-394-9000
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
Exhibits
EX-10.1

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.
On September 18, 2009, we announced that John T. Roberts, Jr. will be retiring on March 1, 2010.
Pursuant to his separation agreement, on January 1, 2010, Mr. Roberts will resign his positions as our President, Private Capital, President of AMB Capital Partners, LLC and as an officer and/or director of any of our other affiliates or subsidiaries, as applicable. After this resignation date, Mr. Roberts will remain our employee until March 1, 2010. We will pay Mr. Roberts his current full-time salary until March 1, 2010. On March 1, 2010, we will pay Mr. Roberts all accrued salary and all accrued and unused vacation earned through March 1, 2010, subject to standard deductions and withholdings. We will also pay Mr. Roberts his 2009 bonus and 2010 long term incentive award in cash (less all applicable deductions) in accordance with our current compensation policies at the same time we pay our other employees their bonuses with respect to their 2009 performance. Mr. Roberts is eligible to continue to participate in our medical, dental and vision plans for a period of time but, upon such election, he will be required to bear the full cost of the applicable insurance premiums. Upon the later of March 1, 2010 or the termination of the seven-day revocation period from execution date of this agreement, Mr. Roberts will be entitled to the vesting of a portion of his shares of currently unvested restricted common stock (totaling 36,087 shares) and a portion of his currently unvested options to purchase shares of our common stock (totaling options to purchase 52,410 shares).
This separation agreement also subjects Mr. Roberts to non-competition provisions through and including March 1, 2011, non-solicitation provisions through and including March 1, 2012 and confidentiality provisions prior to and after March 1, 2010. Generally, such provisions restrict Mr. Roberts’ ability to compete with us, to solicit our employees, and to disclose our confidential information. In return for the payments and benefits provided by this separation agreement, Mr. Roberts releases us from all claims regarding his employment or termination of employment up to the execution date of this agreement.
On September 18, 2009, we also announced that Guy F. Jaquier will assume the responsibilities of President, Private Capital on January 1, 2010 in addition to his current responsibilities as our President, Europe & Asia.
Mr. Jaquier, age 50, joined us in June 2000 and currently serves as our President, Europe & Asia. He served as our Executive Vice President, Chief Investment Officer from June 2000 to December 31, 2005 and our Executive Vice President, Europe & Asia from January 2006 to February 2007. He served as Vice Chairman of AMB Capital Partners, LLC, one of our subsidiaries from January 2001 to December 2005, and currently serves as an officer or director of a number of our other subsidiaries. He also serves as a director of the Runstad Center Advisory Board for the University of Washington real estate program. Mr. Jaquier has 25 years of experience in real estate finance and investments. Between 1998 and June 2000, Mr. Jaquier served as Senior Investment Officer for real estate at the California Public Employees’ Retirement System, where his responsibilities included managing a $12 billion real estate portfolio. Prior to that, Mr. Jaquier spent 15 years at Lend Lease Real Estate Investments and its predecessor, Equitable Real Estate, where he held various transactions and management positions. He holds a B.S. degree in Building Construction Management from the University of Washington and an M.B.A. degree from the Harvard Graduate School of Business Administration.
Forward Looking Statements
Some of the information included in this report contains forward-looking statements such as those related to Mr. Roberts’ departure and the transitioning of Mr. Jaquier as the new President, Private Capital, which are made pursuant to the safe-harbor provisions of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Because these forward-looking statements involve risks and uncertainties, there are important factors that could cause our actual results to differ materially from those in the forward-looking statements, and you should not rely on the forward-looking statements as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “may,” “will,” “should,” “seeks,” “approximately,” “intends,” “plans,” “pro forma,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements. We assume no obligation to update or supplement forward-looking statements. The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: defaults on or non-renewal of leases by tenants or renewal at lower than expected rent or failure to lease at all or on expected terms, decreases in real estate values and impairment losses, our failure to obtain, renew or extend financing or re-financing, risks related to debt and equity security financings (including dilution risk), our failure to divest properties we have contracted to sell or to timely reinvest proceeds from any divestitures, failure to maintain our current credit agency ratings or comply with our debt covenants, international currency and hedging risks, financial market fluctuations, changes in general economic conditions, global trade or in the real estate sector, inflation risks, a downturn in the U.S., California or global economy, increased interest rates and operating costs or greater than expected capital expenditures, risks related to suspending, reducing or changing our dividends, our failure to contribute properties to our co-investment ventures, risks related to our obligations in the event of certain defaults under co-investment ventures and other debt, difficulties in identifying properties to acquire and in effecting acquisitions, our failure to successfully integrate acquired properties and operations, risks and uncertainties affecting property development, value-added conversions, redevelopment and construction (including construction delays, cost overruns, our inability to obtain necessary permits and public opposition to these activities), our failure to qualify and maintain our status as a real estate investment trust, risks related to our tax structuring, environmental uncertainties, risks related to natural disasters, changes in real estate and zoning laws, risks related to doing business internationally and global expansion, risks of opening offices globally, risks of changing personnel and roles, losses in excess of our insurance coverage, unknown liabilities acquired in connection with acquired properties or otherwise and increases in real property tax rates. Our success also depends upon economic trends generally, including interest rates, income tax laws, governmental regulation, legislation, population changes and certain other matters discussed under the heading “Risk Factors” and elsewhere in our annual report on Form 10-K for the year ended December 31, 2008.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(d) Exhibits:

Exhibit
Number	Description

10.1	Separation Agreement and Release of All Claims, dated September 18, 2009, by and between AMB Property Corporation and John T. Roberts, Jr.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMB Property Corporation (Registrant)

Date: September 22, 2009	By :	/s/ Tamra D. Browne Tamra D. Browne
Senior Vice President, General Counsel and Secretary

Exhibits

Exhibit
Number	Description

10.1	Separation Agreement and Release of All Claims, dated September 18, 2009, by and between AMB Property Corporation and John T. Roberts, Jr.